Q4’20 Prepared remarks Investor Relations October 28, 2020

This presentation includes supplemental operating and non-GAAP financial measures and targets.  Except where otherwise noted, all prior period financial results and future period financial expectations and targets are non-GAAP financial measures.  The non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles.  The definitions of these items and reconciliations of Non-GAAP financial measures to comparable GAAP measures are included below on pages 33-36 below.  Important information about Operating and non-gaap financial measures This presentation includes forward looking statements regarding PTC’s future financial performance, strategic outlook and expectations, anticipated future operations, and products and markets.  Because such statements deal with future events, actual results may differ materially from those projected in the forward-looking statements.  Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements can be found on page 37 below and in PTC’s Annual Report on Form 10-K, Forms 10-Q and other filings with the U.S. Securities and Exchange Commission. Forward Looking Statements

Fiscal 2020 highlights jim Heppelmann – president & ceo

news alert… Extends and Expands Strategic Alliance A key technology partner; also now one of PTC’s largest resellers. Customer transactions in 45 countries. Landed >250 new accounts to date, ~70% new to PTC IoT and AR customers across discrete and process manufacturing.

news alert… Please Join Us… FY’21 Virtual Investor Day December 15, 2020 Strategy and Secular Growth Drivers Broad Solutions Portfolio Go-to-market Strategy Attractive Financial Model

DELIVERING SHAREHOLDER VALUE

ptc

Pipeline — Market Demand

- **Robust pipeline** heading into FY'21
- Industrial **Digital Transformation** catalyzed by pandemic-driven operational challenges
- Enabling global team **collaboration**, remote **asset management**, and remote **front-line worker** training
- **SaaS leader** with solutions aligned to tomorrow's **workforce**, work **methods**, and **workplace**

ARR — Top Line

- Third consecutive year of **double-digit ARR growth**
- **Strong bookings**[1] in Q4'20
- Revamped **digital marketing machine** backed by **strong go-to-market**
- Vibrant **partner** ecosystem
- Scaling **global distribution** with Rockwell Automation and Microsoft strategic alliances

FCF — Bottom Line

- **Record** operating and **free cash flow** expected in FY'21
- **98%** of software revenue is recurring
- Subscription **transition complete** with FY'20 results surpassing FY'14 pre-transition revenue
- **Software-centric** model with 90%:10% software:services mix
- Operating **expense discipline** driving margin expansion

[1] We define Bookings as the value, annualized based on the final month, of new renewable software contracts committed to in a period. For contracts with terms of less than one year that are not associated with an existing contract, the booking is equal to the total contract value.

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FY’20 financial highlights ARR and Revenue dollars and growth rates as reported. Cash from Operations and FCF for FY’20 and FY’19 include restructuring and acquisition-related payments of $52M and $25M, respectively. $1,235 - $1,255 14% 11 - 12% ~$232 ~$210 (18)% (3)% ~(19)% ~(5)% $1,415 - $1,430 16% 13 - 14% $0.73 - $0.79 412 -440% $2.28 - $2.35 39 - 43% 582% 57% ARR growth of 14% YoY (11% CC) – at the midpoint of CC guidance. Operating and Free Cash Flow above guidance. Revenue growth of 16% YoY (17% CC) above guidance driven by strong recurring revenue growth. EPS exceeded guidance due to strong recurring revenue growth and expense discipline.

PRODUCT GROUP ARR PERFORMANCE

Focus Solutions Group


ARR
5% CC
10% CC
(4%) CC
FY'18
FY'19
FY'20

- FY'20 ARR growth was negatively impacted by weak demand trends in several vertical markets with high COVID-19 exposure, such as Retail and Commercial Airlines.

Core Product Group


ARR
11% CC
10% CC
11% CC
FY'18
FY'19
FY'20

- Q4'20 bookings growth in the low-teens YoY - exceeding expectations.
- FY'20 ARR growth driven by solid CAD ARR growth in the high single-digits (CC) with very strong PLM ARR growth in mid-teens (CC).

Growth Product Group


ARR
24% CC
28% CC
32% CC
FY'18
FY'19
FY'20

- Q4'20 bookings well above expectations with IoT bookings doubling QoQ.
- FY'20 ARR growth driven by above-market growth in AR as well as the addition, and growth, of Onshape. ARR growth also benefitted from better-than-expected Q4'20 IoT bookings and, as expected, contribution from Rockwell Automation.

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CAD HIGHLIGHTS ARR growth in the high-single digits (CC) despite macro headwinds. APAC led regional performance as economic activity recovered. Upcoming CREO 7 release includes first Atlas-based offering and mainstream Creo Ansys Simulation. Creo Simulation Live (CSL) gained further market traction.

nVIDIA Modernizing Design Processes NVIDIA is the premier designer of graphics processing units for the gaming, professional markets, mobile computing and automotive market. The Challenge In a highly competitive market with frequent product releases, Nvidia faces a common product design challenge – manual handoffs between design engineers and analysts causing delayed design cycle times negatively impacting the time-to-market. The Solution CSL provides engineers with real-time control of design direction allowing a more refined design handoff to analysts, resulting in reduced rework, faster time to market and improved work processes.

PLM Highlights Strong ARR performance with mid-teens YoY growth – well outpacing the market. Broad-based strength across Geos. Medical Device and A&D market demand remains in high gear. Attractive FY’21 pipeline driven by Digital Transformation, new logos and platform consolidation opportunities.

Digital Thread Competitive Displacement BAXTER INTERNATIONAL $10 billion global Life Sciences company delivering products and therapies for hospital, clinic and in-home care. The Challenge Disparate, independent systems and processes for product requirements and lifecycle management, impacting regulatory cycle times. The Solution Windchill PLM, Requirements Management, and Systems Modeler. Consolidating into a single enterprise system and transforming from doc-centric to part-centric enterprise. 4,500 seat competitive displacement.

TE Connectivity The Challenge 20-year old unsupported, highly customized enterprise technical document delivery system. The Solution ThingWorx Navigate, integrated with Windchill PLM and other enterprise systems, accessed by 20K users across purchasing, supply chain planning, and manufacturing planning. Integrated with TE.com for customer access. Enterprise Digital Transformation Global supplier of connectivity and sensor products with $13 billion in Sales, and 74,000 employees across 110 manufacturing and design centers.

iot HIGHLIGHTS FY’20 ARR growth impacted by macro-related bookings pressure in Q2/Q3. Q4 bookings doubled QoQ with improved close rates - signaling early recovery. Strong Americas performance led by major Med Device wins and expansions. Momentum heading into FY’21; new IoT Solutions create another growth vector. Named a “leader” in the 2020 Gartner Magic Quadrant for Industrial IoT platforms(1). (1) Source: Gartner, Magic Quadrant for Industrial IoT Platforms, 19 October 2020

STANLEY BLACK & DECKER

Smart Connected Operations

thingworx®

ptc



The Challenge

- Driving improvements in Overall Equipment Effectiveness (OEE) and creating shop floor visibility across disconnected assets and production lines.

The Solution

- Purpose built ThingWorx applications to expose OEE on factory terminals supporting rapid management decision making.
- Accelerating investment in digital technologies by scaling ThingWorx across their global factories.

StanleyBlack&Decker

Fortune 500 manufacturer of industrial tools, household hardware and security products. $13 billion in revenue with over 60,000 employees.

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bridgestone Smart Connected Operations The Challenge In a highly competitive market, Bridgestone was looking for new and innovative solutions to drive operational efficiencies, improve throughput and improve quality – all at scale. The Solution ThingWorx Smart Connected Operations + Thingworx Analytics use case expanding across manufacturing plants in the Americas with a planned global rollout over the next three years. Leading automotive supplier with more than 50 production facilities and 55,000 employees throughout the Americas.

ar HIGHLIGHTS FY’20 ARR exceeded market growth rate. Q4 bookings up ~50% YoY; lands seven-figure deal and largest European deal. 18 six-figure deals doubling previous record. Chalk creating significant upsell opportunity. Expert Capture gaining momentum due to COVID-19 operational challenges.

JABIL Transform Front-Line Worker Training Global product manufacturer serving a broad set of vertical markets with 260,000 employees in 30 countries. The Challenge Transform the pace and effectiveness of front-line production training to improve quality, reduce scrap, and drive workforce efficiency, while lowering attrition. The Solution Adopted the full suite of Vuforia AR technology including Chalk, Studio and Expert Capture across global operations.

NORDEX Remote Knowledge Transfer One of the world’s largest producers of high-yield, cost efficient wind turbines with operations in more than 25 countries. The Challenge Pandemic-related travel restrictions kept technical experts grounded – stalling the commissioning of new production facilities in India. The Solution German-based engineering experts leverage Expert Capture to create recorded technical training instructions locally, in-context and automatically publish content across headsets and mobile devices in India.

ONSHAPE HIGHLIGHTS

ptc

- FY’20 ARR growth of 32% YoY was modestly below plan due to Q2/Q3 macro disruption.
- Record bookings quarter in Q4’20; >80% YoY.
- ~70% new-logo bookings growth in Q4; >700 competitive displacements in FY’20.
- GTM investments paying early dividends in Europe; PTC channel ramping.
- Pipeline growth of 6x since acquisition.
- Educational program gaining significant traction.

TREK Garrett NVIDIA musictribe KICHLER HydroWorx SYNAPSE phil&teds Hermeus Germain Racing Loop Medical IONQ


App Store
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CRANKSHAFT

Rapid Onshape educational adoption 360% Growth

regional arr Performance +11% growth +11% growth CC +15% growth +8% growth CC +17% growth +14% growth CC APAC led regional ARR growth reflecting the earlier and broader re-opening of those economies. Americas ARR growth of 11% reflected strong ARR growth in our Growth Products Group, low double-digit growth in Core Products, partially offset by FSG performance, which has exposure to several verticals acutely impacted by COVID-19. In Europe bookings recovered sequentially in Q4’20, however FY’20 ARR growth was impacted by the higher mix of CAD in the region, and automotive exposure, which has been pressured by the global pandemic.

Strategic alliance highlights PTC products on Microsoft Azure Strong quarter with >20% QoQ bookings growth. Momentum growing in Europe contributing 32% of Q4’20 bookings. Broad demand across SCP, SCO and AR use cases. Robust pipeline heading into FY’21. Ansys technologies embedded in Creo CSL delivers second-highest bookings quarter to date. Broad demand across a wide variety of verticals, like automotive, medical device and industrials, and in the high-tech space. Mainstream high-fidelity simulation capabilities launching in upcoming Creo 7 release.

Growing market demand from Digital Transformation, PLM, remote asset management and remote front-line worker training, with growing interest in SaaS. Strong execution during pandemic with 14% (11% CC) ARR growth versus pre-COVID guidance of 12-15%. Subscription transition complete with return to record ARR and Revenue levels in FY’20 Free Cash Flow inflection in FY’21 with strong FCF growth over the mid-term Well-positioned to drive significant Shareholder Value summary

Financial review kristian Talvitie – EVP and Cfo

FY’20 results vs guidance - Details ARR and Revenue dollars and growth rates as reported. Cash from Operations and FCF for FY’20 and FY’19 include restructuring payments and acquisition-related payments of $52M and $25M, respectively. $1,235 - $1,255 14% 11 - 12% ~$232 ~$210 (18)% (3)% ~(19)% ~(5)% $1,415 - $1,430 16% 13 - 14% $0.73 - $0.79 412 -440% $2.28 - $2.35 39 - 43% 582% 57% FY’20 ARR growth of 14% (11% CC) New ACV grew 10% CC despite a YoY bookings decline in the high single-digits. Churn of 8.6% was slightly higher than expected. FY’20 CFO and FCF includes $52M of restructuring and acquisition-related payments. FY’20 Revenue growth of 16% (17% CC) Revenue is impacted by ASC 606 and related business policy changes. Revenue was above guidance primarily due to longer-than-forecasted contract durations. Recurring revenue grew 26% partially offset by 54% decline in perpetual license revenue and 14% decline in professional services revenue. EPS growth reflects strong recurring revenue growth and continued financial discipline.

Strong balance sheet as of September 30, 2020 Cash, cash equivalents, and marketable securities totaled $335 million Gross borrowings totaled $1.02 billion, including $1.0 billion of senior notes and $18 million outstanding under our revolving credit facility. Aggregate interest rate on senior debt is 3.8% for the two $500 million senior notes series we closed in February 2020 with maturity dates in 2025 and 2028, respectively. We believe this is a very attractive and stable debt structure, especially considering the current economic backdrop. Paid down the final $18 million of the revolver on 10/27 As of FY’21 adopted calendar quarter-end financial reporting Other operating performance highlights

Macroeconomic conditions related to the COVID-19 crisis remain stable near-term with conditions improving in the second-half of FY’21. Churn improvement of approximately 100 bps at the midpoint of guidance. ARR growth includes a ~2% headwind from lower backlog exiting FY’20 resulting from COVID-19-related bookings pressure in FY’20. ARR YoY growth rates, on a constant currency basis, are expected to be approximately linear each quarter throughout FY’21. FY’21 revenue growth decelerates YoY reflecting the impact of ASC 606 and related business policy changes that benefitted revenue in FY’20. FY’21 operating expense growth of ~10% YoY, reflecting headcount additions, higher variable compensation, travel, and marketing expenses. GAAP tax rate is expected to be ~20%, Non-GAAP tax rate is expected to be ~19%. Operating cash flow and free cash flow tailwinds of ~$60 million, reflecting lower restructuring, interest-related, and acquisition-related cash expenditures. FY’21 guidance assumptions

FY’21 guidance ARR and Revenue dollars and growth rates as reported. Cash from Operations and FCF for FY’21 and FY’20 include restructuring and acquisition-related payments of $15M and $52M, respectively. $1,385 - $1,420 9 - 12% ~$365 ~$340 ~55% ~60% $1,550 - $1,600 6 - 10% $1.71 - $1.91 53 - 71% $2.65 - $2.85 3 -11%

Guidance summary table In millions except per share amounts Guidance YoY ARR $1,385 - $1,420 9% - 12% Cash from Operations ~365 ~55% Free cash flow(1) ~$340 ~60% Revenue $1,550 - $1,600 6% - 10% GAAP Operating Margin 13% - 14% ~flat Non-GAAP Operating Margin 28% - 29% ~flat GAAP EPS $1.71 - $1.91 53% - 71% Non-GAAP EPS(2) $2.65 - $2.85 3% - 11% Cash from operations and free cash flow include ~$15 million of restructuring payments, and free cash flow is net of capital expenditures of ~$25 million. The FY’21 non-GAAP guidance excludes the estimated items outlined in the table below, as well as any tax effects and discrete tax items (which are not known nor reflected). In millions FY’21 Intangible asset amortization expense $53 Stock-based compensation expense $175 Total estimated Pre-Tax GAAP adjustments $228

Q&A

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (con’t)

PTC provides non-GAAP supplemental financial information to its financial results. We use these non-GAAP financial measures, and we believe that they assist our investors, to make period-to-period comparisons of our operational performance because they provide a view of our operating results without items that are not, in our view, indicative of our operating results. These non-GAAP financial measures should not be construed as an alternative to GAAP results as the items excluded from the non-GAAP financial measures often have a material impact on our financial results and such items often recur. Management uses, and investors should consider, non-GAAP financial measures in conjunction with our GAAP results. Non-GAAP revenue, non-GAAP operating expense, non-GAAP operating margin, non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income and non-GAAP EPS exclude the effect of the following items: fair value of acquired deferred revenue, fair value adjustment to deferred services cost, stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative costs, restructuring and other charges, debt early redemption premium and write-off of issuance costs associated with the extinguished debt and income tax adjustments.  We exclude the debt early redemption premium because, although paid in cash in May 2020, it was not modelled in our guidance for the year; excluding it enables investors to view our results in the context of our guidance.  Additional information about the items we exclude from our non-GAAP financial measures and the reasons we exclude them can be found in “Non-GAAP Financial Measures” of our Annual Report on Form 10-K for the fiscal year ended September 30, 2019.  Non-gaap financial and operating measures

Non-gaap financial and operating measures Free Cash Flow - PTC also provides information on “free cash flow” to enable investors to assess our ability to generate cash without incurring additional external financings and to evaluate our performance against our announced long-term goal of returning approximately 50% of our free cash flow to shareholders via stock repurchases.  As a reminder, we suspended the share repurchase program for FY’20.  Free cash flow is net cash provided by (used in) operating activities less capital expenditures.  Free cash flow is not a measure of cash available for discretionary expenditures. Constant Currency Metric - We present CC information for revenue, EPS, and ARR to provide a framework for assessing how our underlying business performed excluding the effects of foreign currency rate fluctuations. To present CC revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the foreign exchange rate as of September 30, 2019, excluding the effect of any hedging, rather than the actual exchange rates in effect during that period. Operating Measure ARR - To help investors understand and assess the performance of our business as an on-premise subscription company we provide an ARR (Annual Run Rate) operating measure. ARR represents the annual value of our portfolio of active renewable customer contracts as of the end of the reporting period, including subscription software, cloud, and support contracts. ARR includes IoT and AR orders placed under our Strategic Alliance Agreement with Rockwell Automation and includes orders placed to satisfy contractual quarterly minimum commitments. We believe ARR is a valuable operating metric to measure the health of a subscription business because it captures expected subscription and support cash generation from new customers, existing customer renewals and expansions, and includes the impact of churn, which reflects gross churn, offset by the impact of any pricing increases. Because this measure represents the annual value of renewable customer contracts as of the end of a reporting period, ARR does not represent revenue for any particular period or remaining revenue that will be recognized in future periods.

Forward-looking statements Statements in this document that are not historic facts, including statements about our future financial and growth expectations and targets, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks include: the COVID-19 pandemic impact on the global macroeconomic environment and our business could be more severe and prolonged than we expect; customers may delay or reduce purchases of new software, reduce the number of subscriptions they carry, or delay payments to us due to the COVID-19 pandemic, all of which would adversely affect ARR and our financial results, including cash flow; the macroeconomic and/or global manufacturing climates may deteriorate further and/or economic conditions might not improve in the second half of FY’21as our current plans assume; our businesses, including our Internet of Things (IoT), Augmented Reality and Onshape businesses, may not expand and/or generate the revenue or ARR we expect if customers are slower to adopt those technologies than we expect or if they adopt competing technologies; orders associated with minimum purchase commitments under our Strategic Alliance Agreement with Rockwell Automation may not result in subscription contracts sold through to end-user customers, which could cause the ARR associated with those orders to churn in the future; our strategic initiatives and investments may not generate the revenue or ARR we expect. In addition, our assumptions concerning our future GAAP and non-GAAP effective income tax rates are based on estimates and other factors that could change, including the geographic mix of our revenue, expenses and profits. Other risks and uncertainties that could cause actual results to differ materially from those projected are detailed from time to time in reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.